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(EXHIBIT 24)

                                  POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William P. Ellison and Frank S. Onions, and each or any one of them, his true and lawful attorney-in-fact and agent, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Date:  February 20, 1997          /s/ Henry Clay Arnest, III
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                                  Henry Clay Arnest III, Director

Date:  February 20, 1997          /s/ Louis J. Bosetti
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                                  Louis J. Bosetti, Director

Date:  February 20, 1997          /s/ Daniel B. Cargile
                             ----------------------------------------
                                  Daniel B. Cargile, Director

Date:  February 20, 1997         /s/ Harry B. Dudley
                             ----------------------------------------
                                  Harry Dudley, Director

Date:  February 20, 1997          /s/ William P. Ellison
                             ----------------------------------------
                                  William P. Ellison, Director

Date:  February 20, 1997          /s/ Garry D. Fish
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                                  Garry D. Fish, Director

Date:  February 20, 1997          /s/ Max M. Froome
                             ----------------------------------------
                                  Max M. Froome, Director

Date:  February 20, 1997          /s/ Orville K. Jacobs
                             ----------------------------------------
                                  Orville K. Jacobs, Director

Date:  February 20, 1997          /s/ Gary C. Katz
                             ----------------------------------------
                                  Gary C. Katz, Director

Date:  February 20, 1997         /s/ John W. Koeberer
                             ----------------------------------------
                             John W. Koeberer,
                             Director and Chairman of the Board

Date:  February 20, 1997          /s/ Raymond C. Lieberenz
                             ----------------------------------------
                             Raymond C. Lieberenz,
                             Director and Secretary of the Board

Date:  February 20, 1997          /s/ Gary L. Napier
                             ----------------------------------------
                             Gary L. Napier,
                             Director and Vice Chairman of the Board


Date:  February 20, 1997          /s/ Gene Penne
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                                  Gene Penne, Director

Date:  February 20, 1997          /s/ Terrance A. Rust
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                                  Terrance A. Rust, Director